                                                                    Exhibit 99.9

                                                                            Monthly Operating Report
 --------------------------------------------------
 CASE  NAME: American International Travel, Inc.                                ACCRUAL BASIS
 --------------------------------------------------
 --------------------------------------------------
 CASE  NUMBER: 400-42149-BJH-11                                               02/13/95, RWD, 2/96
 --------------------------------------------------
 --------------------------------------------------
 JUDGE: Barbara J. Houser
 --------------------------------------------------

                       UNITED  STATES  BANKRUPTCY  COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                          MONTHLY  OPERATING  REPORT

                         MONTH  ENDING: JUNE 30, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE
UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING
REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING
ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT
AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS
BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ Drew Keith                                                                  Chief Financial Officer
-------------------------------------------------                            ----------------------------------
ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY                                              TITLE

Drew Keith                                                                              7/27/01
-------------------------------------------------                            ----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                                         DATE

PREPARER:

/s/ Jessica L. Wilson                                                           Chief Accounting Officer
-------------------------------------------------                            ----------------------------------
ORIGINAL SIGNATURE OF PREPARER                                                           TITLE

Jessica L. Wilson                                                                       7/27/01
-------------------------------------------------                            ----------------------------------
PRINTED NAME OF PREPARER                                                                  DATE


                                                                                    Monthly Operating Report
 --------------------------------------------------
 CASE  NAME: American International Travel, Inc.                                        ACCRUAL BASIS-1
 --------------------------------------------------
 --------------------------------------------------
 CASE  NUMBER: 400-42149-BJH-11                                                        02/13/95, RWD, 2/96
 --------------------------------------------------

COMPARATIVE  BALANCE  SHEET

ASSETS                                             SCHEDULE         MONTH            MONTH             MONTH
                                                              ----------------------------------------------------
                                                    AMOUNT        April 2001       May 2001          June 2001
------------------------------------------------------------------------------------------------------------------
 1.  UNRESTRICTED  CASH                               $ 64,520     $        0       $        0          $        0
------------------------------------------------------------------------------------------------------------------
 2.  RESTRICTED  CASH                                              $        0       $        0          $        0
------------------------------------------------------------------------------------------------------------------
 3.  TOTAL  CASH                                      $ 64,520     $        0       $        0          $        0
------------------------------------------------------------------------------------------------------------------
 4.  ACCOUNTS  RECEIVABLE  (NET)                                   $        0       $        0          $        0
------------------------------------------------------------------------------------------------------------------
 5.  INVENTORY                                                     $        0       $        0          $        0
------------------------------------------------------------------------------------------------------------------
 6.  NOTES  RECEIVABLE                                             $        0       $        0          $        0
------------------------------------------------------------------------------------------------------------------
 7.  PREPAID  EXPENSES                                             $        0       $        0          $        0
------------------------------------------------------------------------------------------------------------------
 8.  OTHER  (ATTACH  LIST)                                          ($439,819)       ($439,829)          ($439,829)
------------------------------------------------------------------------------------------------------------------
 9.  TOTAL  CURRENT  ASSETS                           $ 64,520      ($439,819)       ($439,829)          ($439,829)
------------------------------------------------------------------------------------------------------------------
10.  PROPERTY,  PLANT  &  EQUIPMENT                                $        0       $        0          $        0
------------------------------------------------------------------------------------------------------------------
11.  LESS:  ACCUMULATED
     DEPRECIATION / DEPLETION                                      $        0       $        0          $        0
------------------------------------------------------------------------------------------------------------------
12.  NET  PROPERTY,  PLANT  &
     EQUIPMENT                                        $      0     $        0       $        0          $        0
------------------------------------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                                             $        0       $        0          $        0
------------------------------------------------------------------------------------------------------------------
14.  OTHER  ASSETS  -  NET  OF
     AMORTIZATION  (ATTACH  LIST)                                  $        0       $        0          $        0
------------------------------------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)                                           $        0       $        0          $        0
------------------------------------------------------------------------------------------------------------------
16.  TOTAL ASSETS                                     $ 64,520      ($439,819)       ($439,829)          ($439,829)
------------------------------------------------------------------------------------------------------------------
POSTPETITION  LIABILITIES
------------------------------------------------------------------------------------------------------------------
17.  ACCOUNTS  PAYABLE                                             $        0       $        0          $      250
------------------------------------------------------------------------------------------------------------------
18.  TAXES  PAYABLE                                                $        0       $        0          $        0
------------------------------------------------------------------------------------------------------------------
19.  NOTES  PAYABLE                                                $        0       $        0          $        0
------------------------------------------------------------------------------------------------------------------
20.  PROFESSIONAL  FEES                                            $        0       $        0          $        0
------------------------------------------------------------------------------------------------------------------
21.  SECURED  DEBT                                                 $        0       $        0          $        0
------------------------------------------------------------------------------------------------------------------
22.  OTHER  (ATTACH  LIST)                                         $        0       $        0          $        0
------------------------------------------------------------------------------------------------------------------
23.  TOTAL  POSTPETITION
     LIABILITIES                                                   $        0       $        0          $      250
------------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
------------------------------------------------------------------------------------------------------------------
24.  SECURED  DEBT                                                 $        0       $        0          $        0
------------------------------------------------------------------------------------------------------------------
25.  PRIORITY  DEBT                                   $ 16,503     $        0       $        0          $        0
------------------------------------------------------------------------------------------------------------------
26.  UNSECURED  DEBT                                  $513,635       ($84,891)        ($84,891)           ($84,891)
------------------------------------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)                                           $        0       $        0          $        0
------------------------------------------------------------------------------------------------------------------
28.  TOTAL  PREPETITION  LIABILITIES                  $530,138       ($84,891)        ($84,891)           ($84,891)
------------------------------------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES                                $530,138       ($84,891)        ($84,891)           ($84,641)
------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------
30.  PREPETITION  OWNERS'  EQUITY                                   ($359,163)       ($359,163)          ($359,163)
------------------------------------------------------------------------------------------------------------------
31.  POSTPETITION  CUMULATIVE
     PROFIT  OR  (LOSS)                                            $    4,235       $    4,225          $    3,975
------------------------------------------------------------------------------------------------------------------
32.  DIRECT  CHARGES  TO  EQUITY
     (ATTACH  EXPLANATION)
------------------------------------------------------------------------------------------------------------------
33.  TOTAL  EQUITY                                    $      0      ($354,928)       ($354,938)          ($355,188)
------------------------------------------------------------------------------------------------------------------
34.  TOTAL  LIABILITIES  &
     OWNERS'  EQUITY                                  $530,138      ($439,819)       ($439,829)          ($439,829)
------------------------------------------------------------------------------------------------------------------

                                                                                    Monthly Operating Report
 --------------------------------------------------
 CASE  NAME: American International Travel, Inc.                                        ACCRUAL BASIS-2
 --------------------------------------------------
 --------------------------------------------------
 CASE  NUMBER: 400-42149-BJH-11                                                        02/13/95, RWD, 2/96
 --------------------------------------------------

INCOME STATEMENT

                                                         MONTH             MONTH               MONTH               QUARTER
                                                    ------------------------------------------------------
REVENUES                                              April 2001          May 2001           June 2001              TOTAL
--------------------------------------------------------------------------------------------------------------------------------
    1.  GROSS  REVENUES                                       $   0              $   0              $    0                $    0
--------------------------------------------------------------------------------------------------------------------------------
    2.  LESS:  RETURNS & DISCOUNTS                            $   0              $   0              $    0                $    0
--------------------------------------------------------------------------------------------------------------------------------
    3.  NET  REVENUE                                          $   0              $   0              $    0                $    0
--------------------------------------------------------------------------------------------------------------------------------
COST  OF  GOODS  SOLD
--------------------------------------------------------------------------------------------------------------------------------
    4.  MATERIAL                                              $   0              $   0              $    0                $    0
      --------------------------------------------------------------------------------------------------------------------------
    5.  DIRECT  LABOR                                         $   0              $   0              $    0                $    0
--------------------------------------------------------------------------------------------------------------------------------
    6.  DIRECT  OVERHEAD                                      $   0              $   0              $    0                $    0
--------------------------------------------------------------------------------------------------------------------------------
    7.  TOTAL  COST  OF  GOODS  SOLD                          $   0              $   0              $    0                $    0
--------------------------------------------------------------------------------------------------------------------------------
    8.  GROSS  PROFIT                                         $   0              $   0              $    0                $    0
--------------------------------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
    9.  OFFICER / INSIDER  COMPENSATION                       $   0              $   0              $    0                $    0
--------------------------------------------------------------------------------------------------------------------------------
   10.  SELLING  &  MARKETING                                 $   0              $   0              $    0                $    0
--------------------------------------------------------------------------------------------------------------------------------
   11.  GENERAL & ADMINISTRATIVE                              $   0              $  10              $    0                $   10
--------------------------------------------------------------------------------------------------------------------------------
   12.  RENT  &  LEASE                                        $   0              $   0              $    0                $    0
--------------------------------------------------------------------------------------------------------------------------------
   13.  OTHER (ATTACH LIST)                                   $   0              $   0              $    0                $    0
--------------------------------------------------------------------------------------------------------------------------------
   14.  TOTAL  OPERATING  EXPENSES                            $   0              $  10              $    0                $   10
--------------------------------------------------------------------------------------------------------------------------------
   15.  INCOME  BEFORE  NON-OPERATING
        INCOME & EXPENSE                                      $   0               ($10)             $    0                  ($10)
--------------------------------------------------------------------------------------------------------------------------------
OTHER  INCOME  &  EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
   16.  NON-OPERATING INCOME (ATT.  LIST)                     $   0              $   0              $    0                $    0
--------------------------------------------------------------------------------------------------------------------------------
   17.  NON-OPERATING EXPENSE (ATT.  LIST)                    $   0              $   0              $    0                $    0
--------------------------------------------------------------------------------------------------------------------------------
   18.  INTEREST  EXPENSE                                     $   0              $   0              $    0                $    0
--------------------------------------------------------------------------------------------------------------------------------
   19.  DEPRECIATION / DEPLETION                              $   0              $   0              $    0                $    0
--------------------------------------------------------------------------------------------------------------------------------
   20.  AMORTIZATION                                          $   0              $   0              $    0                $    0
--------------------------------------------------------------------------------------------------------------------------------
   21.  OTHER (ATTACH LIST)                                   $   0              $   0              $    0                $    0
--------------------------------------------------------------------------------------------------------------------------------
   22.  NET  OTHER INCOME & EXPENSES                          $   0              $   0              $    0                $    0
--------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
   23.  PROFESSIONAL  FEES                                    $   0              $   0              $    0                $    0
--------------------------------------------------------------------------------------------------------------------------------
   24.  U.S.  TRUSTEE  FEES                                   $   0              $   0              $  250                $  250
--------------------------------------------------------------------------------------------------------------------------------
   25.  OTHER (ATTACH LIST)                                   $   0              $   0              $    0                $    0
--------------------------------------------------------------------------------------------------------------------------------
   26.  TOTAL  REORGANIZATION  EXPENSES                       $   0              $   0              $  250                $  250
--------------------------------------------------------------------------------------------------------------------------------
   27.  INCOME  TAX                                           $   0              $   0              $    0                $    0
--------------------------------------------------------------------------------------------------------------------------------
   28.  NET  PROFIT  (LOSS)                                   $   0               ($10)              ($250)                ($260)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                    Monthly Operating Report
 --------------------------------------------------
 CASE  NAME: American International Travel, Inc.                                         ACCRUAL BASIS-3
 --------------------------------------------------
 --------------------------------------------------
 CASE  NUMBER: 400-42149-BJH-11                                                         02/13/95, RWD, 2/96
 --------------------------------------------------


CASH RECEIPTS AND                                     MONTH         MONTH        MONTH      QUARTER
DISBURSEMENTS                                       -------------------------------------
                                                    April 2001    May 2001      June 2001    TOTAL
---------------------------------------------------------------------------------------------------
     1.  CASH - BEGINNING OF MONTH                      $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
---------------------------------------------------------------------------------------------------
     2.  CASH SALES                                     $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------------
     3.  PREPETITION                                    $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
     4.  POSTPETITION                                   $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
     5.  TOTAL OPERATING RECEIPTS                       $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------
     6.  LOANS & ADVANCES (ATTACH LIST)                 $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
     7.  SALE OF ASSETS                                 $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
     8.  OTHER (ATTACH LIST)                            $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
     9.  TOTAL NON-OPERATING RECEIPTS                   $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
     10. TOTAL RECEIPTS                                 $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
     11. TOTAL CASH AVAILABLE                           $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
---------------------------------------------------------------------------------------------------
     12. NET PAYROLL                                    $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
     13. PAYROLL TAXES PAID                             $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
     14. SALES, USE & OTHER TAXES PAID                  $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
     15. SECURED / RENTAL / LEASES                      $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
     16. UTILITIES                                      $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
     17. INSURANCE                                      $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
     18. INVENTORY PURCHASES                            $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
     19. VEHICLE EXPENSES                               $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
     20. TRAVEL                                         $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
     21. ENTERTAINMENT                                  $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
     22. REPAIRS & MAINTENANCE                          $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
     23. SUPPLIES                                       $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
     24. ADVERTISING                                    $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
     25. OTHER (ATTACH LIST)                            $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
     26. TOTAL OPERATING DISBURSEMENTS                  $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------
     27. PROFESSIONAL FEES                              $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
     28. U.S. TRUSTEE FEES                              $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
     29. OTHER (ATTACH LIST)                            $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
     30. TOTAL REORGANIZATION EXPENSES                  $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
     31. TOTAL DISBURSEMENTS                            $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
     32. NET CASH FLOW                                  $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------
     33. CASH - END OF MONTH                            $    0         $    0       $  0       $  0
---------------------------------------------------------------------------------------------------

                                                                                    Monthly Operating Report
 --------------------------------------------------
 CASE  NAME: American International Travel, Inc.                                          ACCRUAL BASIS-4
 --------------------------------------------------
 --------------------------------------------------
 CASE  NUMBER: 400-42149-BJH-11                                                          02/13/95, RWD, 2/96
 --------------------------------------------------

                                                     SCHEDULE      MONTH        MONTH       MONTH
                                                               ------------------------------------
ACCOUNTS RECEIVABLE AGING                        AMOUNT         April 2001    May 2001   June 2001
 --------------------------------------------------------------------------------------------------
1.  0-30                                           $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------
2.  31-60                                          $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------
3.  61-90                                          $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------
4.  91+                                            $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------
5.  TOTAL  ACCOUNTS  RECEIVABLE                    $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------
6.  AMOUNT  CONSIDERED  UNCOLLECTIBLE              $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------
7.  ACCOUNTS  RECEIVABLE  (NET)                    $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------


AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                          MONTH:  June 2001
                                                                             ----------------------

                                             0-30     31-60        61-90          91+
TAXES  PAYABLE                               DAYS      DAYS         DAYS         DAYS       TOTAL
---------------------------------------------------------------------------------------------------
1.  FEDERAL                             $   0      $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------
2.  STATE                               $   0      $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------
3.  LOCAL                               $   0      $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)                 $   0      $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------
5.  TOTAL  TAXES  PAYABLE               $   0      $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------
6.  ACCOUNTS  PAYABLE                   $ 250      $    0         $    0       $    0         $ 250
---------------------------------------------------------------------------------------------------

                                                                       MONTH:  June 2001
 STATUS OF POSPETITION TAXES                                                 ----------------------

                                                BEGINNING      AMOUNT                      ENDING
                                                  TAX        WITHHELD AND/    AMOUNT        TAX
FEDERAL                                         LIABILITY*   0R  ACCRUED       PAID       LIABILITY
---------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                                  $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                                $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                                $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                                   $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------
5.  INCOME                                         $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                            $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------
7.  TOTAL  FEDERAL  TAXES                          $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------
STATE  AND  LOCAL
---------------------------------------------------------------------------------------------------
8.  WITHHOLDING                                    $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------
9.  SALES                                          $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------
10.  EXCISE                                        $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------
11.  UNEMPLOYMENT                                  $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------
12.  REAL  PROPERTY                                $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------
13.  PERSONAL  PROPERTY                            $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------
14.  OTHER (ATTACH LIST)                           $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------
15.  TOTAL  STATE  &  LOCAL                        $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------
16.  TOTAL  TAXES                                  $    0         $    0       $    0         $   0
---------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                                                  Monthly Operating Report
---------------------------------------------------
CASE NAME: American International Travel, Inc.                                         ACCRUAL BASIS-5
---------------------------------------------------
---------------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                                                       02/13/95, RWD, 2/96
---------------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                               MONTH:      June 2001
                                                         ---------------------------------

BANK RECONCILIATIONS                           Account #1  Account #2  Account #3
------------------------------------------------------------------------------------------
A.            BANK:                            N/A
------------------------------------------------------------------------------------------
B.            ACCOUNT  NUMBER:                                                  TOTAL
------------------------------------------------------------------------------------------
C.            PURPOSE  (TYPE):
------------------------------------------------------------------------------------------
1.       BALANCE  PER  BANK  STATEMENT                 $0
------------------------------------------------------------------------------------------
2.       ADD:  TOTAL  DEPOSITS  NOT  CREDITED          $0
------------------------------------------------------------------------------------------
3.       SUBTRACT:  OUTSTANDING  CHECKS                $0
4.       OTHER  RECONCILING  ITEMS                     $0
------------------------------------------------------------------------------------------
5.       MONTH  END  BALANCE  PER  BOOKS               $0          $0          $0       $0
------------------------------------------------------------------------------------------
6.       NUMBER  OF  LAST  CHECK  WRITTEN
------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
---------------------------------------------


                                                DATE OF     TYPE OF     PURCHASE   CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                 PURCHASE   INSTRUMENT    PRICE      VALUE
------------------------------------------------------------------------------------------
7.       N/A
------------------------------------------------------------------------------------------
8.       N/A
------------------------------------------------------------------------------------------
9.       N/A
------------------------------------------------------------------------------------------
10.      N/A
------------------------------------------------------------------------------------------
11.      TOTAL  INVESTMENTS                                                    $0       $0
------------------------------------------------------------------------------------------

CASH
---------------------------------------------
12.      CURRENCY ON HAND                                                               $0
------------------------------------------------------------------------------------------
13.      TOTAL  CASH  -  END  OF MONTH                                                  $0
------------------------------------------------------------------------------------------


                                                                                          Monthly Operating Report
-------------------------------------------------
CASE NAME: American International Travel, Inc.                                                ACCRUAL BASIS-6
-------------------------------------------------
-------------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                                                              02/13/95, RWD, 2/96
-------------------------------------------------
                                                                                            MONTH:      June 2001
                                                                                            --------------------------
PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS
(AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO
PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION
PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR
ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                          INSIDERS
------------------------------------------------------------------------------------------------------------------
                                         TYPE  OF              AMOUNT            TOTAL PAID
         NAME                             PAYMENT               PAID               TO DATE
------------------------------------------------------------------------------------------------------------------
1.    N/A
------------------------------------------------------------------------------------------------------------------
2.    N/A
------------------------------------------------------------------------------------------------------------------
3.    N/A
------------------------------------------------------------------------------------------------------------------
4.    N/A
------------------------------------------------------------------------------------------------------------------
5.    N/A
------------------------------------------------------------------------------------------------------------------
6.    TOTAL  PAYMENTS
      TO  INSIDERS                                                                         $0                   $0
------------------------------------------------------------------------------------------------------------------

                                                              PROFESSIONALS
----------------------------------------------------------------------------------------------------------------------------------
                                      DATE  OF  COURT                                                                      TOTAL
                                     ORDER AUTHORIZING         AMOUNT              AMOUNT              TOTAL PAID        INCURRED
       NAME                               PAYMENT             APPROVED              PAID                 TO DATE         & UNPAID*
----------------------------------------------------------------------------------------------------------------------------------
1.    N/A
----------------------------------------------------------------------------------------------------------------------------------
2.    N/A
----------------------------------------------------------------------------------------------------------------------------------
3.    N/A
----------------------------------------------------------------------------------------------------------------------------------
4.    N/A
----------------------------------------------------------------------------------------------------------------------------------
5.    N/A
----------------------------------------------------------------------------------------------------------------------------------
6.    TOTAL  PAYMENTS                                          $0                  $0                   $0                      $0
      TO  PROFESSIONALS
----------------------------------------------------------------------------------------------------------------------------------

* INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION
PAYMENTS

                                                             SCHEDULED            AMOUNTS
                                                              MONTHLY               PAID               TOTAL
                                                             PAYMENTS              DURING              UNPAID
                   NAME OF CREDITOR                             DUE                MONTH            POSTPETITION
-------------------------------------------------------------------------------------------------------------------
1.    N/A
-------------------------------------------------------------------------------------------------------------------
2.    N/A
-------------------------------------------------------------------------------------------------------------------
3.    N/A
-------------------------------------------------------------------------------------------------------------------
4.    N/A
-------------------------------------------------------------------------------------------------------------------
5.    N/A
-------------------------------------------------------------------------------------------------------------------
6.    TOTAL                                                              $0                  $0                  $0
-------------------------------------------------------------------------------------------------------------------

                                                                                      Monthly Operating Report
--------------------------------------------------
CASE NAME: American International Travel, Inc.                                            ACCRUAL  BASIS-7
--------------------------------------------------
--------------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                                                           02/13/95, RWD, 2/96
--------------------------------------------------
                                                                                         MONTH:   June 2001
                                                                                              ---------------------

QUESTIONNAIRE
-------------------------------------------------------------------------------------------------------
                                                                                            YES     NO
-------------------------------------------------------------------------------------------------------
1.                   HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
                     THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?                     X
-------------------------------------------------------------------------------------------------------
2.                   HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
                     OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                X
-------------------------------------------------------------------------------------------------------
3.                   ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
                     LOANS) DUE  FROM RELATED PARTIES?                                               X
-------------------------------------------------------------------------------------------------------
4.                   HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES
                     THIS REPORTING PERIOD?                                                          X
-------------------------------------------------------------------------------------------------------
5.                   HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
                     DEBTOR FROM ANY PARTY?                                                          X
-------------------------------------------------------------------------------------------------------
6.                   ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                              X
-------------------------------------------------------------------------------------------------------
7.                   ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES
                     PAST  DUE?                                                                      X
-------------------------------------------------------------------------------------------------------
8.                   ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                         X
-------------------------------------------------------------------------------------------------------
9.                   ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                  X
-------------------------------------------------------------------------------------------------------
10.                  ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
                     DELINQUENT?                                                                     X
-------------------------------------------------------------------------------------------------------
11.                  HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
                     REPORTING PERIOD?                                                               X
-------------------------------------------------------------------------------------------------------
12.                  ARE ANY WAGE PAYMENTS PAST DUE?                                                 X
-------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.


INSURANCE
                                                                  YES    NO
-----------------------------------------------------------------------------
1.    ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                     X
-----------------------------------------------------------------------------
2.    ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                  X
-----------------------------------------------------------------------------
3.    PLEASE  ITEMIZE  POLICIES  BELOW.
-----------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


                             INSTALLMENT  PAYMENTS
-------------------------------------------------------------------------------
      TYPE  OF                                                   PAYMENT AMOUNT
       POLICY                    CARRIER       PERIOD COVERED     & FREQUENCY
-------------------------------------------------------------------------------
Please see Case # 00-42141-BJH-11
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

----------------------------------------------------
CASE  NAME: American International Travel, Inc.                                         FOOTNOTES SUPPLEMENT
----------------------------------------------------
----------------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                                                              ACCRUAL BASIS
----------------------------------------------------

                                                                                       MONTH:     June 2001
                                                                                               ------------------

ACCRUAL BASIS        LINE
 FORM NUMBER        NUMBER      FOOTNOTE /  EXPLANATION
----------------------------------------------------------------------------------------------------------------------------------
      6                         All Professional fees related to the Reorganization of the Company are disbursed out of Kitty Hawk, Inc. (Parent Company). Refer to Case # 400-42141
----------------------------------------------------------------------------------------------------------------------------------
      7                         All insurance plans related to the Company are carried at Kitty Hawk, Inc. (Parent
                                 Company). Refer to Case # 400-42141.
----------------------------------------------------------------------------------------------------------------------------------
  General                       This operation closed in May of 2000. Costs incurred to date consist of costs associated with shut down procedures as well as wrapping up final billings.
----------------------------------------------------------------------------------------------------------------------------------
      3             28          All payments are made by Kitty Hawk, Inc. (Case #400-42141)
----------------------------------------------------------------------------------------------------------------------------------

CASE NAME: American International Travel, Inc.

CASE NUMBER: 400-42149-BJH-11

Details of Other Items


ACCRUAL BASIS-1                                     June 2001


8.   OTHER (ATTACH LIST)                                (439,829)  Reported
                                                   -------------
         Intercompany Settlements                            592
         A/R KH International                           (246,860)
         CDI Inter-divisional Balancing                 (196,142)
         CDI - Debit/Credit Transfer                       2,581
                                                   -------------
                                                        (439,829)  Detail
                                                   -------------
                                                               -   Difference